UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                    November 30, 2004

MTI Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-23418	95-3601802

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14661 Franklin Avenue, Tustin, California	92780

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                     (714) 481-7800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On November 30, 2004, MTI Technology Corporation entered into Amendment No. 2 to Investors Rights Agreement with the investors in its Series A Preferred Stock issued on June 17, 2004. Pursuant to the amendment, the date by which the registration statement required to be filed by MTI registering the investors’ securities must be declared effective has been extended to January 31, 2005.

Item 9.01 Financial Statements and Exhibits.

10.1	Amendment No. 2 to Investors Rights Agreement, dated as of November 30, 2004, by and among the Registrant and the entities listed on the signature pages thereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTI TECHNOLOGY CORPORATION

/s/ Scott Poteracki

Scott Poteracki
Executive Vice President and Chief Financial Officer

November 30, 2004

(Date)

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment No. 2 to Investors Rights Agreement, dated as of November 30, 2004, by and among the Registrant and the entities listed on the signature pages thereto.